PrestigeBrands


Clear eyes
Efferdent
Chloraseptic
Compound W
Freeze Off
Pedia Care
Ludens
Little Noses
Dramamine
Murine Tears
Comet

Review of Fourth Quarter & F'11 Results

Matt Mannelly, President & CEO
Ron Lombardi, CFO

May 12, 2011

Safe Harbor Disclosure

During this call statements may be made by management of their beliefs and expectations as to the Company's future operating results. Statements of management's expectations of what might occur with respect to future operating results are what is known as forward-looking statements. All forward-looking statements involve risks and uncertainties, which in many cases are beyond the control of the Company and may cause actual results to differ materially from management's expectations. Additional information concerning the factors that might cause actual results to differ from management's expectations is contained in the Company's annual and quarterly reports that it files with the US Securities & Exchange Commission.

PrestigeBrands

Fourth Quarter Highlights

- Strong financial performance for the quarter
  - Net Revenue growth of 4.1%, excluding the impact of acquisitions
  - Adjusted EPS of $0.18, up 28.6% versus prior year
  - Cash Flow from Operating Activities of $25.0 million, up from $8.9 million prior year
- New strategic focus on brand building through higher levels of targeted A&P spending driving market share gains
- Acquisition of Blacksmith Brands and Dramamine underscored by speed of integration, consumption growth and new advertising campaigns
- Household segment performance below expectations reflecting competitive pressures and pricing dynamics
- Solid financial performance oriented towards sustained value creation

Note: Excludes adjustments detailed on page 20

PrestigeBrands

Strong Topline Growth

Q4 Net Revenue (% Growth)



FY2010
FY2011
37.8%
$69.9
$96.4
4.1%
$69.9
$72.8
8.4%
$33.1
$35.9
Prestige Total
Excluding Acquisitions
Core OTC
Excluding Acquisitions
Clear eyes
Chloraseptic
Little Remedies
Doctor's

Dollar values in millions

PrestigeBrands

More Effective and Increased Investment in A&P…

Select Q4 Initiatives

A&P	▪ PediaCare® national TV, Digital, and social campaign ▪ PediaCare and Little Remedies® pediatrician support ▪ 20% increase in Chloraseptic® TV advertising ▪ 50%+ increase in Clear Eyes® to support new item introductions
New Product	▪ Little Fevers® became the #1 selling brand infant SKU ▪ Incremental PediaCare *Gas Drops* distribution ▪ Start ship of Clear Eyes *Cooling Comfort* at retail

Digital Couponing / National FSI



Chloraseptic
SAVE $1.00
goodbye: fever
Pedia Care
hello: zero gravity
Save $1.00

Digital / Print / Television



Little Remedies
SAFETY ZONE
STOP
Chloraseptic
SORE THROAT

Professional

WebMD
Better information. Better health.

OTC Pharmacy Times

PrestigeBrands

...Driving Accelerated Consumption Growth

3rd Consecutive Quarter of Growth in FY2011

Quarterly A&P Spending (% of Net Revenue)


FY2010: $30.9 million (10.5%)
FY2011: $42.9 million (12.7%)
$8.7
$7.5
12.7%
10.3%
Q1
$9.7
$8.2
12.0%
10.5%
Q2
$6.0
$13.1
8.2%
14.4%
Q3
$6.5
$14.1
9.4%
14.7%
Q4

Quarterly Consumption Growth – Total Company


(6.4%)
Q1
3.4%
Q2
14.2%
Q3
20.6%
Q4

Source: IRI FDMx dollar sales

PrestigeBrands

Core OTC Brands Continued to Significantly Outperform Their Respective Categories In Q4



PrestigeBrands
Brand
Category
PBH Core: 21.4%
Category: 8.6%
Clear eyes
10.7%
0.2%
Chloraseptic
14.2%
3.2%
Little Remedies
69.2%
12.3%
Compound W
12.8%
2.9%
Doctor's
(8.6%)
13.9%



Acquired Brands
Acquired: 53.2%
Category: 9.7%
LUDENS
27.6%
8.0%
Efferdent
(7.6%)
(1.9%)
Pedia Care
361.6%
12.3%
Dramamine
3.7%
5.3%



PrestigeBrands
Core OTC
Clear eyes
Chloraseptic
Compound W
Little Remedies
Doctor's
LUDENS
Efferdent
Pedia Care
Dramamine
32.8%
8.1%

Source: Latest 12-week IRI FDMx dollar sales for the period ending March 20, 2011

PrestigeBrands

Household Consumption Trends Consistent With Category Trends

Consumption Trends


Brand
Category
Comet
Q3
Q4
Q3
Q4
(2.9%)
(5.5%)
(4.6%)
(4.4%)
(12.0%)
(0.2%)
(6.5%)
(4.3%)
Abrasive Cleaners
Non-Abrasive Cleaners

Initiatives to Stabilize Comet

- Strengthen consumer value proposition
  - Introduced Comet® powder twin pack; unmatched value in abrasives category
  - Enhanced consumer experience through Comet Bath Spray packaging re-design
- Line extend Comet to deepen dollar store penetration
  - Launched Comet Classic line of toilet, multi-surface, window, carpet HH cleaners across key Dollar Store retailers
- Expanded reach through new channels of distribution
  - Expanded Comet powder distribution to DIY channels (ex., Home Depot, Lowes)
- Leverage Hispanic marketing opportunities
  - Launch Comet Lavender powder in over 1,500 Hispanic index Wal-Mart locations

PrestigeBrands

FY2011: A Transformational Year For Prestige

Goals Outlined at Beginning of Fiscal Year
I. Grow five Core OTC Brands
II. Build brands through increased, innovative and effective A&P support
III. Aggressively and strategically pursue M&A activity in OTC
IV. Strengthen management team and organizational capabilities
V. Deliver strong Free Cash Flow & financial performance

PrestigeBrands

I. Grow Five Core OTC Brands

Five Core OTC Brands	FY2011
Clear eyes; Chloraseptic; Compound W Wart Remover; Wartner; Little Remedies; The Doctor's	+9.3% Factory Shipments +11.7% Consumption

PrestigeBrands

II. Build Brands through Increased, Innovative and Effective A&P Support

FY2011 Shipment and Consumption Growth

	Clear eyes	Chloraseptic	Compound W / Wartner	Little Remedies	Doctor's	PediaCare	Efferdent	Luden's	Dramamine	Total
FY2011 Net Revenue Growth	▲	▲	▲	▲	▼	NMF	NMF	NMF	NMF	▲



Brand
Category
12.2%
3.1%
1.2%
(3.5%)
13.7%
3.7%
34.5%
(3.6%)
(8.3%)
13.3%
167.5%
(3.6%)
0.2% -
0.4%
8.6%
(1.1%)
5.5%
7.0%
15.3%
1.9%
Clear eyes
Chloraseptic
Compound W
WARTNER
Little Remedies
DOCTOR'S
Pedia Care
Efferdent
LUDENS
Dramamine
Total

Market Share Gain	0.6%	1.3%	3.2%	1.1%	(0.7%)	2.3%	(0.2%)	0.5%	(0.6%)

PrestigeBrands

Source: IRI FDMx for the period 52-week period ending March 20, 2011

III. Two Transformational OTC Acquisitions for Prestige

BLACKSMITH BRANDS	Dramamine
November 2010	January 2011

BLACKSMITH BRANDS


Efferdent
Pedia Care

- Adds 3 scale OTC brands in attractive categories
- Strengthens cough/cold, pediatric, and oral care platforms
- Aligned with operating model

Dramamine


Dramamine

- #1 brand with strong competitive position
- Strategic core OTC franchise
- Ability to deliver growth
- Attractive margin profile

III. Acquisitions Have Transformed the Portfolio into a Largely OTC Focus

PrestigeBrands (Q3 2009)


Household
Personal Care
6.7%
35.7%
57.5%

5 Core OTC Brands

Clear eyes, Chloraseptic, Little Remedies, Compound W, The Doctor's

PrestigeBrands + Blacksmith Brands + Dramamine


Household
25.7%
74.3%

9 Core OTC Brands

Clear eyes, Pedia Care, Luden's, The Doctor's, Little Remedies, Efferdent, Dramamine, Compound W, Chloraseptic

Note: Net Revenue represented above for the LTM period ending 9/30/09 and FY2011A

PrestigeBrands

III. Recently Acquired Brands Contribute Meaningfully to Consumption Gains

PrestigeBrands


Brand
Category
PBH Core: 11.7%
Category: 2.4%
Clear eyes
12.2%
3.1%
Chloraseptic
1.2%
(3.5%)
Little Remedies
34.5%
(3.6%)
Compound W
13.7%
3.7%
Doctor's
13.3%
(7.8%)

Acquired Brands


Acquired: 24.5%
Category: (2.1%)
Ludens
8.6%
(1.1%)
Efferdent
0.4%
(2.0%)
Pedia Care
167.5%
Dramamine
5.5%
7.0%
(3.6%)

PrestigeBrands

Core OTC


15.9%
1.9%

PrestigeBrands

Source: Latest 52-week IRI FDMx dollar sales for the period ending March 20, 2011

IV. Strengthen Management Team and Organizational Capabilities

People	▪ New leadership team in key functional areas – Sales/Marketing – Finance – Operations
Process	▪ Integration of Sales and Marketing activities for improved consumer and customer results ▪ Implement new 3-year product development roadmap
Structure	▪ New Sales Planning function to drive improved sales effectiveness



Operations
Marketing
Finance
Sales

PrestigeBrands

V. Deliver Strong Cash Flow and Financial Performance

FY2011 Financial Highlights (% Growth)



FY2010
FY2011
15.0%
$292.6
$336.5
Net Revenue
14.4%
$88.3
$101.1
Adjusted EBITDA
17.9%
$0.67
$0.79
Adjusted EPS
46.0%
$59.4
$86.7
Cash Flow From Operating Activities

Dollar values in millions

Note: Excludes adjustments detailed on page 20

PrestigeBrands

Introduction to Financial Results

- Strong A&P investment behind core OTC brands and Blacksmith Brands acquisition driving revenue growth trends
- Net Income and EPS growth over FY2010 Q4
- Solid Q4 performance includes investments for growth

PrestigeBrands

Consolidated Financial Summary

FY2011 Q4

	Q4 '11	Q4 '10	% Chg
Net Revenue	**$ 96.4**	**$ 69.9**	***37.8%***
Gross Profit	50.0	35.0	*43.1%*
% Margin	*51.9%*	*50.0%*	
A&P	14.1	6.5	*115.8%*
% Net Revenue	*14.7%*	*9.4%*	
G&A	10.2	8.1	*25.7%*
% Net Revenue	*10.6%*	*11.6%*	
Adjusted EBITDA	**$ 25.7**	**$ 20.3**	***26.7%***
% Margin	*26.7%*	*29.0%*	
D&A	2.5	2.6	*(3.5%)*
% Net Revenue	*2.6%*	*3.8%*	
Operating Income	23.2	17.7	*31.2%*
% Margin	*24.1%*	*25.3%*	
Adjusted Net Income	**$ 8.8**	**$ 7.2**	***23.7%***
Adjusted Earnings Per Share	$ 0.18	$ 0.14	*28.6%*
Earnings Per Share - As Reported	$ 0.13	$ 0.07	*85.7%*

Comments

- Net revenue grew by $26.4 million or 37.8% over year ago, driven by acquisitions and core OTC growth
  - 9% growth in core OTC excluding acquisitions
  - Excluding acquisitions, Company growth of 4.1%
  - Acquisitions added $23.6 million
- Gross margin grew by 2% pts. due to increased OTC mix
- A&P investment continues to drive growth. Acquisitions add $6.1 million while core business up $1.5 million
- G&A increase of $2.1 million from impact of acquisitions and higher incentive compensation
- Adjusted Net Income increased 23.7% after A&P investment

PrestigeBrands

Dollar values in millions
Note: Excludes adjustments detailed on page 20

Consolidated Financial Summary

FY2011

	FY2011	FY2010	% Chg
Net Revenue	**$336.5**	**$ 292.6**	***15.0%***
Gross Profit	178.2	153.4	*16.1%*
% Margin	*52.9%*	*52.4%*	
A&P	42.9	30.9	*38.7%*
% Margin	*12.7%*	*10.6%*	
G&A	34.2	34.2	*0.0%*
% Margin	*10.2%*	*11.7%*	
Adjusted EBITDA	**$101.1**	**$ 88.3**	***14.4%***
% Margin	*30.0%*	*30.2%*	
D&A	9.9	10.0	*(1.2%)*
% Margin	*2.9%*	*3.4%*	
Operating Income	91.2	78.3	*16.4%*
% Margin	*27.1%*	*26.8%*	
Adjusted Net Income	**$ 39.9**	**$ 33.4**	***19.3%***
Adjusted Earnings Per Share	$ 0.79	$ 0.67	*17.9%*
Earnings Per Share - As Reported	$ 0.58	$ 0.64	*(9.4%)*

Comments

- Net revenue grew by $43.9 million or 15.0% over year ago, driven by acquisitions and core OTC growth
  - 9.3% growth in core OTC excluding acquisitions
  - Excluding acquisitions, Company growth of 1.7%
  - Acquisitions added $38.8 million
- Gross margin grew by 0.5% pts. due to increased OTC mix
- A&P increased by $12.0 million over prior year as acquisitions added $11.0 million and the core business grew modestly by $1.0 million
- G&A remained flat as cost reductions were off-set by costs associated with the acquired brands
- Adjusted Net Income increased 19.3% following the Net Revenue increase of 15.0% for the year

PrestigeBrands

Dollar values in millions
Note: Excludes adjustments detailed on page 20

Net Income and EPS Reconciliation

	Q4		Full Year	
	Net Income	EPS	Net Income	EPS
Q4 FY2011 Adjusted for One-time Items	$ 8.8	$ 0.18	$ 39.9	$ 0.79
One-time Adjustments:				
Incremental Interest Expense to Finance Dramamine	-	-	(0.8)	(0.02)
Inventory Step-up Associated with Purchase Price Allocation:				
Blacksmith	(3.1)	(0.06)	(6.7)	(0.13)
Dramamine	(0.6)	(0.01)	(0.6)	(0.01)
Blacksmith Acquisition Costs			(6.9)	(0.14)
Dramamine Acquisition Costs	(0.8)	(0.02)	(0.8)	(0.02)
Subtotal Inventory and acq Costs	(4.5)	(0.09)	(15.0)	(0.30)
Tax Impact of One-time Adjustments	2.1	0.04	5.1	0.10
Q4 FY2011 As Reported	$ 6.4	$ 0.13	$ 29.2	$ 0.58

Reconcilliation of Net Income to Adjusted EBITDA

	Q4 '11	Q4 '10	FY 2011	FY 2010
Reported Net Income	$ 6.4	$ 3.3	$ 29.2	$ 32.1
Taxes	3.4	3.1	19.3	20.7
Interest	8.8	6.1	27.3	22.9
Other (Income) / Deduction		2.5	0.4	-0.1
Depreciation and Amortization	2.6	2.6	9.9	10.0
EBITDA	**$ 21.2**	**$ 17.6**	**$ 86.1**	**$ 85.6**
One Time Adjustments	4.5	2.7	15.0	2.7
Adjusted EBITDA	**$ 25.7**	**$ 20.3**	**$ 101.1**	**$ 88.3**

PrestigeBrands

Dollar values in millions

Q4 Segment Financial Summary

FY2011 Q4

	OTC	Household	Consolidated
Net Revenue			
FY2011	$ 71.6	$ 24.8	$ 96.4
FY2010	42.9	27.0	69.9
% Change	*66.5%*	*(8.1%)*	*37.9%*
Gross Profit			
FY2011	42.0	8.0	50.0
% Margin	*58.8%*	*32.1%*	*51.9%*
FY2010	26.3	8.6	34.9
% Margin	*61.2%*	*32.0%*	*50.0%*
A&P			
FY2011	12.8	1.3	14.1
FY2010	4.9	1.6	6.5
% Change	*158.5%*	*(18.5%)*	*115.8%*
Contribution			
FY2011	29.2	6.7	35.9
FY2010	21.4	7.0	28.4
% Change	*26.4%*	*(5.0%)*	*26.4%*

Comments

- OTC segment revenue grew 66.5% with core OTC up 9% (excluding acquisitions) in Q4 behind dedicated A&P support and improved Cough/Cold season versus year ago
- Household revenue declined 8.1% due to continued strong competitive pricing and a challenging retail environment
- Gross margin increased in total due to OTC mix while OTC's margins declined as expected given the impact of the Blacksmith acquisition
- A&P increase due to acquisitions and higher investment behind the Core OTC brands during the quarter

PrestigeBrands

Dollar values in millions
Note: Excludes adjustments detailed on page 20

Full Year Segment Financial Summary

FY2011

	OTC	Household	Consolidated
Net Revenue			
FY2011	$ 234.6	$ 101.9	$ 336.5
FY2010	181.9	110.7	292.6
% Change	*29.0%*	*(7.9%)*	*15.0%*
Gross Profit			
FY2011	144.2	34.0	178.2
% Margin	*61.4%*	*33.4%*	*52.9%*
FY2010	114.9	38.5	153.4
% Margin	*63.1%*	*34.8%*	*52.4%*
A&P			
FY2011	36.8	6.1	42.9
FY2010	24.3	6.7	30.9
% Change	*51.5%*	*(7.7%)*	*38.7%*
Contribution			
FY2011	107.4	27.9	135.3
FY2010	90.6	31.9	122.5
% Change	*18.5%*	*(12.7%)*	*10.4%*

Comments

- OTC segment revenue grew 29.0% with core OTC up 9% (excluding acquisitions) as acquisitions added $38.8 million
- Household revenue declined 7.9% due to lower consumption trends during the year and a challenging retail environment
- As in Q4, Gross Margin increased in total due to OTC mix while OTC's Margins declined as expected given the impact of the Blacksmith acquisition
- A&P increase due to acquisitions and higher investment behind the Core OTC brands. Acquisitions added $11.0 million while the balance of the business was up a modest $1.0 million

Dollar values in millions
Note: Excludes adjustments detailed on page 20

PrestigeBrands

Prestige Strength: Strong Cash Flow from Operations

Cash Flow

	Q4 '11	FY2011
Net Income	**$ 6.4**	**$ 29.2**
Depreciation and Amortization	2.5	10.1
Other Non-Cash Operating Items	5.1	16.0
Working Capital	11.0	31.4
Cash Flow from Operations	**$ 25.0**	**$ 86.7**

Comments

- Q4 cash flow excluding the impact of acquisitions totaled approximately $15 million during the quarter
- Full year cash flow excluding the impact of acquisitions totaled approximately $64 million which is generally in line with prior results

Debt Profile & Covenant Compliance:

- Total Indebtedness at 3/31/11, $492 million, reflects a Q4 paydown of $17.5 million
- No covenant violations

PrestigeBrands

Dollar values in millions

Well Positioned Entering FY2012

- Significantly improved financial profile in FY2011
- Clear goals for FY2012 to build on success and momentum:
  - Drive Core OTC growth through proven increased and innovative A&P investment over FY2011 levels
  - Develop long term potential of Blacksmith and Dramamine brands following successful integration
  - Stabilize Household segment through increased A&P, innovation pipeline and enhanced distribution
  - Continue to participate in OTC M&A activity as part of long term portfolio optimization
  - Maintain strong financial performance (Cash Flow) while investing appropriately for future value creation
- Continue the strategic course in transformation process

PrestigeBrands

Clear Roadmap for Value Creation



Drive Core Organic Growth
Exclusive OTC M&A Focus
Strategic Portfolio Management
PrestigeBrands

PrestigeBrands

PrestigeBrands



Clear eyes
Efferdent
Chloraseptic
Compound W
Freeze Off
Pedia Care
Ludens
Little Noses
Dramamine
Murine Tears
Comet

PrestigeBrands